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                                                                  EXHIBIT 10.34A

                        KEWAUNEE SCIENTIFIC CORPORATION
                        COMPENSATION COMMITTEE MEETING
                                 JUNE 17, 1997


                            401(K) PLAN RESOLUTION


     RESOLVED, that the Corporation's 401K Incentive Savings Plan for Salaried and Hourly Employees of Kewaunee Scientific Corporation be amended by executing an amended Adoption Agreement for the "Corporate Plan for Retirement" prototype plan sponsored by Fidelity Management and Research Company, in which "10%" shall be substituted for "8%" as the maximum permitted Deferral Contributions in Item 1.05(b).

     FURTHER RESOLVED, that said amendment shall be implemented as soon as administratively feasible after the adoption of the foregoing resolution.

     FURTHER RESOLVED, that the officers of the Corporation are authorized to take such action as they may determine to be necessary or appropriate to implement the foregoing resolutions, including the execution of an amended adoption agreement specified by Fidelity which may be different in form than the adoption agreement described above.

                        KEWAUNEE SCIENTIFIC CORPORATION
                        COMPENSATION COMMITTEE MEETING
                                 JUNE 17, 1997


                            401(K) PLAN RESOLUTION


     RESOLVED, that the Corporation's 401K Incentive Savings Plan for Salaried and Hourly Employees of Kewaunee Scientific Corporation be amended by executing an amended Adoption Agreement for the "Corporate Plan for Retirement" prototype plan sponsored by Fidelity Management and Research Company, in which The Founders Balanced Fund, the Fidelity Low-Priced Stock Fund, and the Janus World Wide Fund shall be added as additional permitted investment options under
Section 1.14(b).

     FURTHER RESOLVED, that said amendment shall be implemented as soon as administratively feasible after the adoption of the foregoing resolution.

     FURTHER RESOLVED, that the officers of the Corporation are authorized to take such action as they may determine to be necessary or appropriate to implement the foregoing resolutions, including the execution of an amended adoption agreement specified by Fidelity which may be different in form than the adoption agreement described above, with the requirement that a significant education program is in place to introduce the new funds to participants.